SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(e)(2))
[_]  Definitive Proxy Statement [_] Definitive  Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     MERCANTILE LONG-SHORT MANAGER FUND LLC
                (Name of Registrant as Specified In Its Charter)
          ------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)  Title  of  each  class  of   securities  to  which   transaction   applies:
     ________________________________________
(2)  Aggregate number of securities to which  transaction  applies:
     ___________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):______________________________
(4)  Proposed  maximum  aggregate value of transaction: _______________________
(5)  Total fee paid:__________________________________
[_]  Fee paid previously with preliminary  materials.
[_] Check box if any parts of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)  Amount Previously Paid: ________________________________
(2)  Form, Schedule or Registration Statement No.: ___________________________
(3)  Filing   Party: _________________________________
(4)  Date Filed: ________________________

                     MERCANTILE LONG-SHORT MANAGER FUND LLC

                      NOTICE OF SPECIAL MEETING OF MEMBERS

                                                               September 1, 2005

To the Members:

      Notice is hereby given that a Special Meeting of Members (the "Meeting") of Mercantile Long-Short Manager Fund LLC (the "Company") will be held on October 7, 2005, at 9:00 a.m. Eastern Time, at the offices of Mercantile Capital Advisors, Inc., the Company's investment manager ("Mercantile"), Two Hopkins Plaza, 12th Floor, Baltimore, Maryland 21201, for the following purposes:

      (1)   To elect six (6) Directors to the Board of Directors of the Company.

      (2) Approve or disapprove (i) the Conversion of the Company into a Feeder Fund as Part of the Proposed Master-Feeder Structure and (ii) the Modification of the Fundamental Investment Restrictions and Investment Objective of the Company to Permit the Implementation of the Proposed Master-Feeder Structure.

      (3)   Approve  or  disapprove  the   reclassification  of  the  investment
            objective of the Company as non-fundamental.

(4)        Approve or disapprove an independent accountant for the Company.

      The proposals referred to above are discussed in the Proxy Statement attached to this Notice. The Company invites each member to attend the Meeting in person. Members of record at the close of business on August 15, 2005 have the right to vote at the Meeting. If you cannot be present at the Meeting, we urge you to fill in, sign and promptly return the enclosed proxy so that the Company can hold the Meeting and vote the maximum amount of limited liability interests.

      The Board of Directors recommends that you vote in favor of the proposals.

By Order of the Board of Directors,
Jennifer E. Vollmer
Secretary



                       WE NEED YOUR PROXY VOTE IMMEDIATELY

A member may think his or her vote is not important, but it is vital. By law, the special meeting of members of the company scheduled for October 7, 2005 will have to be adjourned without conducting any business if less than majority of the limited liability interest eligible to vote are represented. In that event, the Company would continue to solicit votes in an attempt to achieve a quorum. Clearly, your vote could be critical in allowing the Company to hold the meeting as scheduled, so please return your proxy card immediately.

                       MERCANTILE LONG-SHORT MANAGER FUND LLC
                                TWO HOPKINS PLAZA
                            BALTIMORE, MARYLAND 21201
                                 1-800-239-0418

                                 PROXY STATEMENT

      This Proxy Statement is solicited by the Board of Directors of Mercantile Long-Short Manager Fund LLC (the "Company") for voting at a Special Meeting of Members (the "Meeting") of the Company to be held on October 7, 2005, at 9:00 a.m. Eastern Time, at the offices of Mercantile Capital Advisors, Inc. the Company's investment manager ("Mercantile"), Two Hopkins Plaza, 12th Floor, Baltimore, Maryland 21201.

      This Proxy Statement and the enclosed proxy are expected to be distributed to members on or about September 1, 2005. The Company expects to solicit proxies primarily by mail. The Company will bear all proxy solicitation costs related to the solicitation of proxies by mail. The Company's officers and existing service providers may also solicit proxies by telephone, facsimile or personal interview. Mercantile will bear all costs related to these other solicitations.

      A proxy is enclosed with respect to the percentage of ownership interests that you own in the Company (the "Interests"). If you return a properly executed proxy to the Company, the Interests represented by it will be voted at the Meeting in accordance with the instructions thereon. Each member is entitled to a number of votes equivalent to such member's percentage of ownership as of the August 15, 2005 record date. A member's percentage of ownership is determined by dividing the balance of member's capital account by the sum of the capital accounts of all of the members. If you do not expect to be present at the Meeting and wish your Interests to be voted, please complete the enclosed proxy and mail it in the enclosed reply envelope.

      Any member giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

      Only one copy of this Proxy Statement will be mailed to households, even if more than one person in a household is a member of record. If you need additional copies of this Proxy Statement, please contact the Company at 1-800-239-0418. If you do not want the mailing of this Proxy Statement to be combined with those for other persons of your household, contact the Company in writing at Two Hopkins Plaza, Baltimore, Maryland 21201 or call 1-800-239-0418.

      For a free copy of the Company's annual report dated March 31, 2005 and semi-annual report dated September 30, 2004 write the Company at Two Hopkins Plaza, Baltimore, Maryland 21201, or call 1-800-239-0418.

                                 PROPOSAL No. 1
              TO ELECT SIX (6) DIRECTORS TO THE BOARD OF DIRECTORS

The Board of the Directors recommends that Members vote FOR each nominee for Director of the Company.

      At the Meeting, members will be asked to elect six (6) Directors to the Board of Directors of the Company. All of the nominees were nominated for election as Directors by the Company's present Board of Directors upon the recommendation of the Nominating and Compensation Committee.

      All six nominees are currently Directors of the Company: Edward D. Miller, Decatur H. Miller, Thomas L. Owsley, John R. Murphy, L. White Matthews and George R. Packard. Four of the nominees; Edward D. Miller, Decatur H. Miller, John R. Murphy and George R. Packard, were last elected by the initial sole member on October 28, 2002. Two of the nominees, were appointed by the Board of
Directors: L. White Matthews on May 9, 2003, and Thomas L. Owsley on November 18, 2004, effective January 1, 2005. Each of the nominees oversees three other investment management companies advised by Mercantile.

      The Investment Company Act of 1940, as amended (the "1940 Act") generally provides that at all times, a majority of Directors must be elected by members, and that new Directors cannot be appointed to fill vacancies unless, after such appointments, at least two-thirds of the Directors have been elected by members. In order to provide the Board with the greatest amount of flexibility to add new Directors if it believes it to be appropriate, the Board determined to have all the current Directors stand for election by members.

      All members represented by valid proxies will be voted in the election of Directors for each nominee named below, unless authority to vote for a particular nominee is withheld. The six nominees who receive the highest number of votes cast at the Meeting will be elected as Directors. Each nominee has consented to being named in this Proxy Statement and to serve if elected. If a nominee withdraws from the election or is otherwise unable to serve, the named proxies will vote for the election of such substitute nominee as the Board of Directors may recommend, unless the Board decides to reduce the number of Directors serving on the Board.

      Correspondence intended for each nominee may be sent to the Company at Two Hopkins Plaza, Baltimore, Maryland 21201. The following tables contain relevant information about the nominees.

      INTERESTED NOMINEE. The interested nominee is a person who is an "interested person" as that term is defined in the 1940 Act.

---------------------------------- -------------- ----------- -------------------------- ----------------------
Name and Age                       Position       Length of   Principal Occupation       Other Directorships
                                   Held with      Time        During Past 5 Years        Held by Nominee
                                   Company        Served
---------------------------------- -------------- ----------- -------------------------- ----------------------
Decatur H. Miller ((1))            Director       Since 2002  Retired.                   None.
Age: 72
---------------------------------- -------------- ----------- -------------------------- ----------------------

(1) Mr. Miller is an "interested person" of the Company because he is a co-trustee of a trust for which Mercantile-Safe Deposit and Trust Company, the parent company of Mercantile, is also a co-trustee.

         NON-INTERESTED NOMINEES. Non-interested nominees are persons who are not "interested persons" as that term is defined in the 1940 Act.


---------------------------------- -------------- ------------ ------------------------- ----------------------
Name and Age                       Position(s)    Length of    Principal Occupation(s)   Other Directorships
                                   Held with      Time Served  During Past 5 Years       Held by Nominee
                                   Company
---------------------------------- -------------- ------------ ------------------------- ----------------------
L. White Matthews, III             Director       Since 2003   Retired since 2001;       Matrixx Initiatives,
Age: 58                                                        Director, Executive       Inc.
                                                               Vice President and        (pharmaceuticals);
                                                               Chief Financial           Imation Corp. (data
                                                               Officer, Ecolab, Inc.     storage products);
                                                               (cleaning products and    and Computer
                                                               services) 1999-2001.      Horizons Corp.
                                                                                         (computer services).
---------------------------------- -------------- ------------ ------------------------- ----------------------
Edward D. Miller, Jr.              Director       Since 2002   Dean and Chief            None.
Age: 62                                                        Executive Officer,
                                                               Johns Hopkins Medicine,
                                                               January 1997 to present.
---------------------------------- -------------- ------------ ------------------------- ----------------------
John R. Murphy                     Director and   Since 2002   Vice Chairman, National   Omnicom Group, Inc.
Age: 70                            Chairman of                 Geographic Society,       (media and marketing
                                   the Board                   March 1998 to present.    services).
---------------------------------- -------------- ------------ ------------------------- ----------------------
George R. Packard, III             Director       Since 2002   President, U.S. Japan     None.
Age: 72                            to present                  Foundation, July 1998
---------------------------------- -------------- ------------ ------------------------- ----------------------
Thomas L. Owsley                   Director       Since 2005   Retired since August      None.
Age: 64                                                        2004; President, Chief
                                                               Executive Officer and
                                                               Chief Operating
                                                               Officer, Crown Central
                                                               Petroleum Corporation
                                                               2003 to August 2004:
                                                               Senior Vice President,
                                                               General Counsel and
                                                               Corporate Secretary
                                                               2001 to 2003: Senior
                                                               Vice President and
                                                               Chief Legal Officer
                                                               1998 to 2001.
---------------------------------- -------------- ------------ ------------------------- ----------------------

      In a transaction on November 15, 2004, Mr. Owsley sold $5,053.88 of common stock of Mercantile Bankshares Corporation, the indirect parent company of Mercantile.

      If the proposed nominees are approved by members, the Board of Directors will be 83% comprised of independent Directors. If elected, each Director will hold office for an indefinite term until the earlier of (1) the date the election of a Director's successor in office becomes effective, or (2) the date a Director resigns or his term as a Director is terminated in accordance with the Company's Limited Liability Company Agreement. Normally, there will be no meetings of members for the purpose of electing Directors, except as required by the 1940 Act. The Directors may, as permitted by the 1940 Act, appoint additional Directors without member approval.

      The Board of Directors of the Company held six (6) meetings during the last fiscal year ended March 31, 2005. John R. Murphy has served as Chairman of the Board since February 19, 2004.

      The following chart provides information about the fees received by the Company's Directors for their services as members of the Board of Directors for the fiscal year ended March 31, 2005:

  ---------------------------------- ----------------------------------- -----------------------------------
  Director                           Total Compensation from the         Total Compensation from the Fund
                                     Company Paid to Directors           Complex(1)
  ---------------------------------- ----------------------------------- -----------------------------------
  John R. Murphy                     $32,162                             $67,932
  ---------------------------------- ----------------------------------- -----------------------------------
  Decatur H. Miller                  $21,226                             $44,940
  ---------------------------------- ----------------------------------- -----------------------------------
  Edward D. Miller, Jr.              $23,226                             $50,940
  ---------------------------------- ----------------------------------- -----------------------------------
  Thomas L. Owsley(2)                $6,938                              $17,334
  ---------------------------------- ----------------------------------- -----------------------------------
  L. White Matthews, III             $21,096                             $46,751
  ---------------------------------- ----------------------------------- -----------------------------------
  George R. Packard, III             $23,226                             $51,056
  ---------------------------------- ----------------------------------- -----------------------------------

(1) The Fund Complex includes the Company, Mercantile Funds, Inc., Mercantile Absolute Return Fund LLC and Mercantile Alternative Strategies Fund LLC, all of which are advised by Mercantile.
(2) Mr. Owsley became a Director as of January 31, 2005.


      Effective January 1, 2005, each Director of the Company receives an annual fee of $6,500 plus $710 for each Board meeting attended, $500 for each special or telephonic meeting attended and reimbursement of expenses incurred as a Director. The Chairman of the Board of Directors receives an additional annual fee of $3,333.00 for his services in such capacity. Prior to January 1, 2005, each Director received an annual fee of $3,166.66 plus $666.66 for each Board meeting attended, plus $333.33 for each telephonic and Committee meeting attended, and reimbursement of expenses incurred as a Director.

The nominees did not beneficially own any of the Company's outstanding interests, and the Directors and officers of the Company owned, in the aggregate, less than 1% of the Company's outstanding Interests as of August 15, 2005.

INFORMATION ABOUT COMMITTEES OF THE BOARD OF DIRECTORS.

      The Board of Directors has established various committees to facilitate the timely and efficient consideration of all matters of importance to non-interested Directors, the Company and its members and to facilitate compliance with certain regulatory matters. Currently the Board of Directors has a standing Audit Committee and a standing Nominating and Compensation Committee.

      NOMINATING AND COMPENSATION COMMITTEE. The Nominating and Compensation Committee was composed, as of August 15, 2005, of Messrs. John R. Murphy, Edward
D. Miller, George R. Packard, L. White Matthews and Thomas L. Owsley. The Committee is comprised only of non-interested Directors. The Committee held two
(2) meetings during the fiscal year ended March 31, 2005. The Committee is governed by a written charter, a copy of which is attached as Exhibit 1 hereto.

      The Committee is responsible for identifying and recommending candidates for nomination for the election or appointment of Directors to the Company and for membership on the Company's committees. The Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Directors, including any recommendations by members. Members may recommend candidates for Board positions by forwarding their correspondence by mail or courier to the Company's Secretary for the attention of the Chairman of the Nominating and Compensation Committee, Mercantile Long-Short Manager Fund LLC, Two Hopkins Plaza, Baltimore, Maryland 21201. Suggestions for candidates must include a resume of the candidate.

      The Committee's principal criterion for selection of candidates is their ability to carry out the responsibilities of the Board. In addition, the following factors are considered, but not limited to: (a) the candidate's willingness and ability to serve and commit the time necessary for service as a Director and attendance at Board and committee meetings; (b) the contribution the candidate can provide to the Company with consideration being given to the candidate's professional experience and education; (c) the candidate's character and integrity; and (d) whether the candidate exhibits the stature commensurate with that of the other members of the Board of Directors in representing the Company's members.

      The Committee is also responsible for other fund governance and board administration matters. The Committee periodically evaluates the functioning and composition of the Board of Directors and its various committees and recommends any appropriate changes to the Board with respect thereto. The Committee considers and evaluates the Directors' and officers' liability and errors and omissions insurance coverage maintained by the Company. The Committee annually reviews compensation payable to non-interested Directors and will make recommendations to the Board of Directors. The Committee considers and oversees the selection of independent legal counsel employed by the Company's Directors and annually evaluates legal counsel's independence under applicable regulations.

      AUDIT COMMITTEE. The Audit Committee was composed, as of August 15, 2005, of Messrs. John R. Murphy, Edward D. Miller, George R. Packard, L. White Matthews and Thomas L. Owsley. The Committee is comprised only of non-interested Directors. The Committee held three (3) meetings during the fiscal year ended March 31, 2005.

      The  Committee  is  responsible  for (a)  overseeing  the  accounting  and financial reporting process of the Company; (b) overseeing the quality and integrity of the Company's financial statements and the independent audit of the financial statements; (c) overseeing the compliance with legal and regulatory requirements that relate to the Company's accounting, financial reporting and independent audits; (d) reviewing and evaluating the qualifications, independence and performance of the auditors prior to the engagement of the audits; and (e) serving as liaison between the auditors and the Board of Directors. The Committee may perform other tasks, as the Board of Directors deems necessary and appropriate from time to time.

      In conjunction with the its responsibilities, the Committee confers with the auditors regarding the Company's audited financial statements, the results of audits and related matters, and reviews and discusses the Company's audit financial statements with management. The Committee obtains written disclosure from the auditor describing all relationships between the auditor and the Company and the Company's various service providers required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). For the fiscal year ended March 31, 2005, the Committee reviewed and discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit Committees).

      REQUIRED VOTE. The approval of each Director requires the affirmative vote of a plurality of the Interests of the entire Company voted in person or by proxy at the Meeting.

                                 PROPOSAL No. 2
   Appoval of (i) the Conversion of the Company into a Feeder Fund as Part of the Proposed Master-Feeder Structure and (ii) the Modification of the
      Fundamental Investment Restrictions and Investment Objective of the
       Company to Permit the Implementation of the Proposed Master-Feeder
                                   Structure

               The Board of Directors recommends that members vote
                              FOR Proposal No. 2.

      The Board of Directors is seeking member approval to (i) restructure the Company into a feeder fund, such that the Company will pursue its investment objective by investing substantially all of its investable assets in a master fund through a master-feeder structure (the "Proposed Structure"), as described below under the heading "Proposed Master-Feeder Restructuring of the Company," and (ii) modify the Company's fundamental investment restrictions and investment objective to permit the Company to invest through such a master-feeder structure. If approved, Proposal No. 2 would cause the Company to become a feeder fund as part of the Proposed Structure.

I.    Proposed Master-Feeder Restructuring of the Company

      Master-Feeder Structures in General. A master-feeder structure is a frequently employed fund structure that allows interests of a fund to be offered using different distribution arrangements and service features, while maintaining a single pool of assets. A master-feeder structure splits a traditional fund into a two- or three-tiered structure consisting of one or more "feeder" funds that invest all or substantially all of their investable assets in a "master" fund which, in turn, invests in a specified range of portfolio securities. The feeder fund's investment objectives are the same as those of the master fund. The feeder fund does not invest directly in portfolio securities, but instead seeks to achieve its investment objectives by investing in the master fund. In offering their interests to investors, feeder funds impose individualized administrative, distribution and other fees appropriate for the targeted market, such as retail or institutional clients, pension vehicles or foreign investors. Different feeder funds may also have different forms of organization and be treated differently for tax purposes.

      Proposed Structure. The Proposed Structure contemplates the conversion of the Company into a feeder fund that will invest substantially all of its investable assets in a newly formed master fund. In addition, the Proposed Structure contemplates the establishment of an additional feeder fund designed for investment by tax-exempt entities. The Company's Board of Directors concluded that the Proposed Structure is in the best interest of the Company and its members and approved the Proposed Structure at a meeting held on August 11, 2005.

      The Proposed Structure is set forth in the diagram below.

                  ---------------
                  |  TAX-EXEMPT  |
                  |  FEEDER FUND |
                  ---------------
                        |
                        |
                 ------------------                --------------
                 |Offshore Feeder  |               |  COMPANY    |
                 |    Fund         |               |             |
                 ------------------                --------------
                        |                               |
                        |                               |
                        -------------------------------------
                                          |
                                          |
                               --------------------------
                               |                        |
                               |      MASTER FUND       |
                               --------------------------

      If Proposal No. 2 is approved, implementing the Proposed Structure will involve the steps described below.

      A  new  master  fund  (the  "Master   Fund")  will  be  established  as  a
wholly-owned subsidiary of the Company. The Master Fund was organized as a Delaware limited liability company ("LLC") on August 4, 2005. The Master Fund will register under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company by filing a registration statement with the Securities and Exchange Commission. The investment objective and restrictions of the Master Fund will be substantially the same as the current investment objective and restrictions of the Company.

      The Company will transfer its interests in underlying investment funds (each, an "Underlying Investment Fund") to the Master Fund in exchange for the Master Fund's securities. As a result, the Master Fund will become a subsidiary of the Company, and the Company will become a feeder fund. The restructuring is not expected to give rise to a taxable event for the members of the Company.

      In some instances, the transfer of the Company's investments may require consent of the investment managers of the Underlying Investment Funds. To the extent that any such consent is not obtained, the Company will continue to hold such investment directly until it can obtain such consent or obtain a redemption of its interest in the Underlying Investment Fund. The Company may also retain certain assets that are restricted for regulatory reasons or liquidation purposes. The transfer of interests in Underlying Investment Funds to the Master Fund may trigger imposition of performance-based fees or allocations sooner than would be the case in the absence of such assignment and may start a new holding period for purposes of determining the Master Fund's right to make additional withdrawals from certain Underlying Investment Funds.

      After transferring its Underlying Investment Fund portfolio, the Company expects to invest substantially all its investable assets in the Master Fund going forward. The Master Fund will pursue its investment objective by continuing the investment program of the Company and investing substantially all of its investable assets in pooled investment vehicles (hedge funds) that have a range of investment strategies and that are managed by independent investment managers.

      As part of the Proposed Structure, the Manager intends to organize a new offshore feeder fund to invest in the Master Fund in parallel with the Company. As a result, the Master Fund is expected to have initially two feeder funds - the Company and the new offshore feeder fund. The offshore feeder fund will be designed to allow entities that are generally exempt from U.S. federal income taxation to participate in the Master Fund's investment program without incurring taxable income. Because an offshore fund cannot register under the 1940 Act, the offshore feeder fund will be wholly owned by a newly formed Delaware LLC (the "Tax-Exempt Feeder Fund"). Eligible investors will be able to purchase limited liability company interests in the Tax-Exempt Feeder Fund.

      Investment Management and Advisory Agreements. Subject to the receipt of approval by members, the portfolio management within the Proposed Structure will occur on the Master Fund level. As a result, the Master Fund will retain an investment manager and an investment adviser (the "Adviser") and the existing investment management and advisory agreements of the Company will be terminated. The investment management agreement for the Master Fund will be identical in substance to the investment management agreement currently in place between the Company and Mercantile Capital Advisors, Inc. (the "Manager"). The management fee the Manager charges to the Master Fund and the incentive fee it charges to the Company will be the same as the fees the Manager currently charges to the Company. Aside from a change in the contracting party from the Company to the Master Fund and the date of the agreement, the only difference in the investment management agreement will be the deletion of references to the incentive fee since the incentive fee will continue to be charged by the Manager to the Company under the Limited Liability Company Agreement of the Company (as is currently the case).

      The investment advisory agreement, pursuant to which the Manager delegates its authority to make investment management decisions on behalf of the Master Fund to the Adviser, will be identical in form and substance to the advisory agreements currently in place among the Company, the Manager and the Adviser. The only differences in the agreement will be a change in the contracting party from the Company to the Master Fund and the date of the agreement. The same Adviser that is currently serving the Company would perform investment advisory services for the Master Fund. Likewise, there will be no change in the Adviser's compensation amount or structure; the Manager will continue to pay the Adviser's fees.

      Registration under the Securities Act. Following the implementation of the Proposed Structure, members will continue to hold their limited liability company interests in the Company, which will hold a limited liability company interest in the Master Fund, which will in turn hold interests in the Underlying Investment Funds. As part of the restructuring, the Company expects to register additional new limited liability interests under the Securities Act of 1933, as amended (the "Securities Act"), and offer such interests to eligible investors in a public offering. Presently, the Company offers its interests in a private placement and, as a result, is subject to certain restrictions on marketing and publicity in connection with the offering. Following registration of additional new interests under the Securities Act, the Company believes that it will be able to market the interests more effectively. Even though the new interests will be registered under the Securities Act and offered in a public offering, they will be subject to the same transfer restrictions as the currently outstanding interests of the Company, as outlined in the Company's Limited Liability Company Agreement and prospectus, in order to ensure that the Company will not be treated as a "publicly traded partnership" taxable as a corporation for U.S. federal income tax purposes. The contemplated registration will not apply to the currently outstanding interests of the Company. Therefore, the Company's current members will continue to hold their interests as "restricted securities" within the meaning of Rule 144 under the Securities Act, and will not be able to sell their interests without a registration or an exemption from registration under the Securities Act.

      Expense Limitation. The objective of the multi-level master-feeder structure in which the Company invests in the Master Fund is to achieve certain economies of scale for the Company, as described in more detail below. It is expected that over time the fees and expenses of the Company as part of the Proposed Structure would be substantially the same as or less than if the Company continued investing directly into Underlying Investment Funds. In order to ensure that members do not experience an increase in the Company's expenses once the Company becomes a feeder fund in the Proposed Structure, the Manager will contractually agree to waive and/or reimburse the Company's expenses to the extent necessary to ensure that the Company's annualized ordinary operating expenses (excluding any incentive fee) will not exceed the annualized ordinary operating expenses of the Company as of the month end prior to the date on which the Company commences operations as a feeder fund. If the members approve the Proposed Structure, the Manager will continue to maintain its current voluntarily waiver of the member servicing fee of 0.25% and reduction of the administrative services fee to 0.20% until the date that the Company commences operations as a feeder fund. Thus, the expense ratio which the Manager has agreed to maintain following the proposed restructuring will reflect the Manager's current voluntary fee waiver and expense reimbursement. The Manager's contractual limitation on Company expenses will remain in effect for two years following the master-feeder restructuring.

      As part of its evaluation of whether the Proposed Structure continues to be in the best interest of the Company and its members, which will be undertaken at least annually, the Company's Board of Directors will examine the expenses borne by the Company's members. If, at any time, the Board of Directors were to determine that the Proposed Structure is not in the best interest of the Company and its members, the Company may redeem all of its assets from the Master Fund.

      Benefits of the Proposed Structure. The objective of the Proposed Structure is to achieve certain economies of scale for the Company and a broader diversification of the Underlying Investment Fund portfolio. It is expected that the Proposed Structure will achieve increased capital inflows compared to inflows that are expected for the Company as a stand-alone fund in the event the Proposed Structure is not implemented. This is because the Tax-Exempt Feeder Fund is expected to be able to attract investments from tax-exempt entities, such as not-for-profit entities and employee benefit plans. The Company's offering of interests to such investors is currently limited because the Underlying Investment Funds may utilize leverage in connection with their trading and investment activities, with the result that a tax-exempt entity that is a member of the Company may incur income tax liability with respect to its share of the net profits derived from the Underlying Investment Funds. If the Tax-Exempt Feeder Fund is successful in attracting investments from tax-exempt entities, the Company and its members would benefit from the increased capital inflows into the Master Fund. Certain expenses of operating an investment portfolio are relatively fixed and, therefore, a larger asset pool is anticipated over time to have the effect of lowering the ratio of operating expenses to average net assets for all the funds in the Proposed Structure. In addition, higher capital inflows into the Master Fund can be expected to lead to a greater diversification of the Underlying Investment Fund portfolio. This is because the Master Fund will be able to utilize the additional capital inflows to invest in a broader number of Underlying Investment Funds, for example Underlying Investment Funds with high minimum investment requirements, than is currently possible for the Company.

      In the event that the Proposed Structure is not implemented, the operating expenses of the Company are likely to increase. Presently, the Manager voluntarily waives a member servicing fee of 0.25% and reduces to 0.20% the administrative services fee charged by Mercantile Capital Advisers, Inc. in its function as the Company's administrator. The following table shows the Company's annualized ordinary operating expense ratios for the past three fiscal years with and without the Manager's voluntary fee waiver and expense reimbursement.

                                                     YEAR ENDED MARCH 31
                                                   2003      2004        2005
                                                   ----      ----        ----
Total operating expense ratio without waiver*..... 4.00%    2.87%        2.81%
Net operating expense ratio after waiver*......... 3.25%    2.10%        2.06%


* Does not include expenses of the Underlying Investment Funds in which the Company invests. The expense ratio is calculated for the members of the Company taken as a whole. The computation of such ratios based on the amount of expenses and incentive fee assessed to an individual member's capital may vary from these ratios based on the timing of capital transactions.

      If the Proposed Structure is not adopted, there can be no assurance that the Manager will continue its voluntary fee waiver and expense reimbursement. In addition, without the Company's ability to attract new capital from tax-exempt investors, the Company's assets may decline and cause a corresponding increase in the expense ratio. If the members approve the Proposed Structure, the Manager will contractually agree to waive and/or reimburse the Company's expenses as described above under "Expense Limitation."

      Risks Related to the Proposed Structure. There are certain risks related to the Proposed Structure and its implementation.

      As described below, the portion of the Proposed Structure that relates to the Tax-Exempt Feeder Fund may be covered by a pending patent application. Man-Glenwood Lexington TEI, LLC ("MG") recently disclosed that it has filed a patent application (the "Patent Application") relating to a three-tier structure that interposes an offshore entity between a registered investment company and an underlying master fund. The Patent Application has not been published and, accordingly, neither the Board nor the Manager has had the opportunity to review the Patent Application. The date the Patent Application will be published is uncertain. In the event that the Patent Application is granted and it is determined that the Proposed Structure infringes on the MG patent, the Board of Directors of the Company may determine to have the Master Fund enter into a licensing agreement pursuant to which the Tax-Exempt Feeder Fund and the Master Fund may continue to operate as contemplated by the Proposed Structure without infringing on the MG patent. Such a licensing agreement will likely impose additional costs, in the form of licensing fees and other costs, on the Master Fund, the Company and the members.

      If it is determined that the Proposed Structure infringes on the MG patent and a mutually agreeable license cannot or should not be negotiated, the Board of Directors of the Company will be required to determine how to modify the Proposed Structure in order to address any patent infringement issues. Possible ways in which the Proposed Structure could be modified (each, an "Alternative Transaction") include, among others, (i) a complete liquidation of the Proposed Structure, including the Company, (ii) the liquidation of the Tax-Exempt Feeder Fund and any related entity, while leaving the master-feeder structure of the Company and the Master Fund intact, (iii) the collapse of the master-feeder structure of the Company and the Master Fund so that the Company owns the Underlying Investment Funds directly, or (iv) the replacement of the Company with a new master-feeder structure and the transfer of the members (and the Company's assets attributable to the members) to the new structure. The Manager has agreed that, if the Board of Directors elects to implement an Alternative Transaction, the Manager will bear certain costs and expenses described below that would arise in connection with such implementation; however, the Company may nevertheless bear costs and expenses, and incur losses, as a result of such implementation that would, in turn, be borne by the Company's members. There can be no assurance that these costs, expenses and losses will not have a material adverse effect on the Company and on the members' investment in the Company.

      The Manager has agreed to bear all costs arising from the implementation of an Alternative Transaction that are attributable to those members that are members of the Company as of August 15, 2005 to the extent that such costs are of the nature that would typically be characterized as ordinary costs of a transaction of that type. Such costs would, for example, include legal, accounting and similar out-of-pocket expenses incurred in connection with the formation of new legal entities. However, the Manager will not bear the following types of costs that may be incurred in implementing an Alternative
Transaction:

      o Early redemption fees payable to the Underlying Investment Funds or other expenses charged by the Underlying Investment Funds in accommodating the implementation of an Alternative Transaction;

      o     Taxes incurred by members; and

      o Any expenses or liabilities related to the Patent Application, such as the costs associated with any litigation and/or settlement or other extraordinary costs.

Such costs would be borne by all funds in the Proposed Structure, including the Company and all its members. In addition, new members that purchase limited liability interests in the Company after August 15, 2005 and investors that purchase interests in the Tax-Exempt Feeder Fund will not benefit from the Manager's agreement to assume certain costs in connection with an Alternative Transaction.

      In addition, if the Alternative Transaction involves the liquidation of the Tax-Exempt Feeder Fund, the Company would not realize the potential benefits of the Proposed Structure, as described in this proxy statement.

      As discussed above, the Master Fund, through which the Company would make its investments, is anticipated to have at least two feeder funds. One of the feeder funds is the Company, the other is the Tax-Exempt Feeder Fund. The Master Fund may later accept investments from other feeder funds in addition to the two initial feeder funds. Since each feeder fund can set its own transaction minimums, feeder-specific expenses, and other conditions, one feeder fund could offer access to the Master Fund on more attractive terms, or could experience better performance, than another feeder fund. In addition, smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Company over the operations of the Master Fund's portfolio. Even though the Board expects that the Proposed Structure will increase the capital inflows, which will be available to the master fund for investment in the Underlying Investment Funds, there is no assurance that higher capital inflows will be achieved or that the asset base will not decline, despite the implementation of the Proposed Structure.

      Board Considerations in Approving the Proposed Structure. In determining to approve the conversion to the Proposed Structure, the Board considered, among other things, (1) the future prospects of the Company, both under circumstances where it is not restructured and if the restructuring is effected; (2) the expense ratio of the Company as compared to the anticipated expense ratio following the restructuring, including the expense limitations and waivers agreed to by the Manager; (3) the costs of the restructuring and who will bear those costs, including any potential costs associated with the granting of the MG patent and the Manager's commitment to bear certain costs; (4) the expectation that the restructuring will be tax-free; (5) alternatives to the Proposed Structure; and (6) the potential benefits of the restructuring to the Manager and its affiliates. If the Proposed Structure is approved and implemented, the Company's Board will evaluate the potential benefits and risks of the Proposed Structure at least annually. If, at any time, the Board were to determine that the Proposed Structure is not in the best interest of the Company and the members, the Company may redeem all of its assets from the Master Fund. If the Company so withdraws, the Board would consider what action might be taken, including investing the assets of the Company into another pooled investment entity or retaining an investment adviser to invest the Company's assets directly in accordance with its investment objectives. The Company's investment performance may be affected by a withdrawal of its assets from the Master Fund.

      If Proposal No. 2 is approved, the Company would become a feeder fund as part of the Proposed Structure.

II.   Modifying the Company's Investment Objective and Investment Restrictions

      In order to implement the Proposed Structure, the Company must modify its investment objective and fundamental investment restrictions to clarify that the Company is permitted to invest substantially all its investable assets in a master fund. As with many registered investment funds, the Company has adopted certain restrictions that are "fundamental." Under the 1940 Act, policies and restrictions that the Company has designated as "fundamental" cannot be changed without member approval. Both the Company's investment objective and its fundamental investment restrictions are fundamental. The Board is therefore seeking member approval to modify the investment objective and investment restrictions of the Company to permit the Company to implement the Proposed Structure.

      The current investment objective of the Company states that the Company seeks to achieve equity-like capital appreciation while attempting to limit risk through the use of a multi-strategy, multi-manager, diversified investment philosophy. The assets of the Company will be allocated among different investment strategies by investing in private investment partnerships or other entities pursuant to investment advisory agreements with different investment managers. If Proposal No. 2 is approved, the investment objective will be
modified   to  also  permit  the  Company  to  invest  in  a  master  fund  with substantially the same investment objective as the Company. The text of the proposed modification to the Company's investment objective is set forth in
Exhibit 2.

      Along with the modification of the investment objective, the Board is also seeking, as part of Proposal No. 2, member approval to modify the Company's fundamental investment restrictions to make clear that the Company may invest through a master-feeder structure. If this Proposal is approved, the Board will modify the investment restrictions by making the changes set forth on Exhibit 2. Specifically, the modifications clarify that an investment in a master fund and, therefore, indirectly in the Underlying Investment Funds in which the Company currently invests, would not violate the Company's restriction that it may not invest 25% or more of the value of its total assets in any one industry. In addition, the Company's senior security restriction would be modified to clarify and preserve the right of the Company to borrow to fulfill repurchase requests if for some unforeseen reason the Master Fund is unable to fulfill redemption requests. The elimination of the reference to "Interests" in this restriction is made since the term "Interests" would no longer be applicable to the interests in the Company when it is part of the Proposed Structure. The only reason for this change is to preserve the Company's right to borrow to fulfill redemption requests. The Board is not proposing that the remaining fundamental investment restrictions be changed.

      As shown in Exhibit 2, language has been added following the Company's fundamental investment restrictions to make clear that the Company's investment policies and restrictions would not apply to the activities and transactions of the Underlying Investment Funds in which the Company would indirectly invest through the Proposed Structure. In addition, if Proposal No. 2 is approved at the Meeting, the Board would adopt a fundamental investment policy that would require that any master fund in which the Company invests have substantially the same investment objective and restrictions as the Company.

      REQUIRED VOTE. The approval of Proposal No. 2 requires the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined by the 1940 Act) of the Company, which means the lesser of (a) the holders of 67% or more of the percentage of ownership interests of the Company present at the Meeting if the holders of more than 50% of the outstanding percentage of ownership interests of the Company are present in person or by proxy; or (b) more than 50% of the outstanding percentage of ownership interests of the Company.

                                 PROPOSAL No. 3
   Approval of Reclassification of the Investment Objective of the Company as
                                Non-Fundamental

               The Board of Directors recommends that members vote
                              FOR Proposal No. 3.

      The Board is seeking member approval to reclassify the investment objective of the Company as non-fundamental. The Company's investment objective is currently designated as "fundamental." Under the 1940 Act, investment objectives that the Company has designated as "fundamental" cannot be changed without member approval. If the members approve Proposal No. 3, the Board would have the power to modify the Company's investment objective without further member approval. The Company's current investment objective is:

      The Company will seek to achieve equity-like capital appreciation while attempting to limit risk through the use of a multi-strategy, multi-manager, diversified investment philosophy. It will pursue this objective by investing its assets in investment strategies that have either a low correlation with the equity and fixed income markets, or which, when balanced with other strategies, lower the correlation of the Company's total performance to the equity and fixed income markets.

      The Company will allocate its assets among a group of typically 15 to 20 investment managers ("Investment Managers"), selected based on their experience and expertise in a particular investment strategy or investment strategies. The assets of the Company will be allocated among different investment strategies by investing in private investment partnerships or other entities pursuant to investment advisory agreements with different Investment Managers (such other entities or partnerships are referred to as "Investment Funds"). The primary focus of the Company will be hedged equity strategies though there may also be investments in debt and other instruments. Investments may include long and short equity strategies that encompass general, sector specific, international, emerging markets, and short-biased strategies. In addition to hedged equity, the Company may also invest in opportunistic hedge funds that utilize distressed and event driven strategies. While leverage may be used by any of the Investment Managers, no additional leverage will be applied by the Company. Because Investment Funds following alternative investment strategies (whether hedged or not) are often described as "hedge funds," the Company's investment program can be broadly referred to as a fund of hedge funds.

      As noted above, if Proposal No. 2 is approved, the investment objective will permit the Company to invest in a master fund with substantially the same investment objective as the Company. If Proposal No. 2 is approved, the fundamental investment restrictions will also be modified to prohibit the
Company from investing in a master fund unless that master fund has substantially the same investment objective and restrictions as the Company. This means that if, in the future, the Master Fund in the Proposed Structure modifies its investment objective to be something other than what is stated above, the Company would no longer be able to invest in the Master Fund.

      If the members approve this Proposal No. 3, the Board, without further member approval, would have the power, based on its determination of the best interests of the Company and its members, to modify the Company's investment objective to match the investment objective of the Master Fund.

      As a secondary benefit, reclassifying the investment objective as non-fundamental would also allow the Board to respond more quickly and efficiently than it currently can to market, industry, regulatory, and technical changes. If the Board determined that, for example, due to evolving market conditions, a change in the investment objective would be in the best interests of the Company and the members, the Board could effect such a change without the costs and delays of soliciting member approval. Furthermore, if the Company's investment objective is reclassified as non-fundamental, the Board will have additional flexibility in the event of an Alternative Transaction addressing any potential MG patent infringement issues, as described in Proposal No. 2.

      If the members approve the reclassification of the Company's investment objective as non-fundamental, the Company would be able to change its objective only by giving member's 60 days' prior notice. At this time, the Board does not intend to make any change to the underlying investment objective of the Company other than to clarify the permissibility of a master-feeder structure. The Board may of course in the future decide to make further changes to the investment objective. Any such decision, however, could be made by the Board only in accordance with its fiduciary duty to act solely in the best interests of the Company and the members. If a member did not wish to maintain his investment in the Company following a change to the investment objective, the member would likely not be able to exit from his investment in the Company except through the tender offers for interests made by the Company from time to time because members have no right to redeem their interests and there is no public market for the interests. The Company is not obligated to make these tender offers and there can be no guaranty that a member would be able to sell any or all of his interests at the time he wished to do so.

      REQUIRED VOTE. The approval of Proposal No. 3 requires the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined by the 1940 Act) of the Company, which means the lesser of (a) the holders of 67% or more of the percentage of ownership interests of the Company present at the Meeting if the holders of more than 50% of the outstanding percentage of ownership interests of the Company are present in person or by proxy; or (b) more than 50% of the outstanding percentage of ownership interests of the Company.


                                 PROPOSAL No. 4
           RATIFICATION OF AN INDEPENDENT ACCOUNTANT FOR THE COMPANY.

The Board of Directors  recommends that members vote FOR the ratification of the
designation  of  Deloitte  &  Touche  LLP,  an  independent   registered  public
accounting firm, as auditor for the fiscal year 2006.

      At the Meeting, members will be asked to ratify the designation of Deloitte & Touche LLP, an independent registered public accounting firm, as auditor for the fiscal year 2006.

      The Audit Committee of the Board of Directors of the Company annually considers and recommends to the Board the selection of the Company's independent public accountants. As recommended by the Company's Audit Committee, the Company's Board of Directors on August 11, 2005 decided to no longer engage PricewaterhouseCoopers LLP ("PWC") as the Company's independent public accountants and engaged Deloitte & Touche LLP ("Deloitte") to serve as the Company's independent public accountants for the fiscal year ending March 31, 2006. The appointment of Deloitte for 2006 is subject to ratification by the Company's members at the Meeting.

      PWC's reports on the Company's financial statements for the years 2004 and 2005 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. PWC's report on the Company's financial statements for 2005 was issued on May 27, 2005 containing an unqualified opinion in conjunction with the publication of the Company's Annual Report to members.

      During the Company's two most recent fiscal years and through August 10, 2005, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to PWC's satisfaction, would have caused it to make reference to the subject matter in connection with its report on the Company's financial statements for such years, and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

      Even if the members do not approve the selection of Deloitte, the Audit Committee will not replace them for this fiscal year due to the added expense and delay that would result from replacing them and selecting a new auditor. Instead, the Audit Committee will consider the negative vote as a direction to consider a different auditor next year. The selection of Deloitte as the Company's auditor must be ratified by a majority of the votes represented at the Meeting.

      A representative of Deloitte is expected to be available by telephone at the Meeting. Such representative will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate member questions.

      During the Company's two most recent fiscal years and through August 10, 2005, the Company did not consult Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

      AUDIT FEES. For the fiscal years ended March 31, 2004 and March 31, 2005, PWC billed the Company $41,600 and $43,700 respectively, for professional services rendered for the audit of the Company's annual financial statements.

      AUDIT-RELATED FEES. There were no audit-related services rendered by PWC for the fiscal years ended March 31, 2004 and March 31, 2005.

      TAX FEES. For the fiscal years ended March 31, 2004 and March 31, 2005, PWC billed the Company and the Manager and its affiliates, in the aggregate, $_____ and $______ respectively, for services related to tax compliance, tax advice and tax planning.

      ALL OTHER FEES. For the fiscal years ended March 31, 2004 and March 31, 2005, PWC billed the Company and the Manager and its affiliates, in the aggregate, $___________ and $_____________, respectively, for products and services other than those reported above.

      NON-AUDIT SERVICES. All non-audit services provided by PWC to the Manager and its affiliates were considered by the Audit Committee of the Board of Directors of the Company and determined to be compatible with maintaining PWC's independence. The following non-audit services were approved under pre-approval policies and procedures for the fiscal year 2004: PWC services related to the preparation of tax returns for the Manager and for certain of its affiliates (Boyd Watterson Asset Management, LLC, Mercantile Securities, Inc. and Peremel & Company, Inc.) and audit work performed by PWC for Mercantile Securities, Inc. and Peremel & Company, Inc. No non-audit services were required to be approved under pre-approval policies and procedures for the fiscal year 2005.

      REQUIRED VOTE. The ratification of the selection of Deloitte & Touche LLP as auditor for the fiscal year ending March 31, 2006 requires the affirmative vote of members holding a majority of the total number of votes eligible to be cast by those members who are present in person or by proxy at the Meeting.

VOTING INFORMATION

      RECORD DATE. Only members of record at the close of business on August 15, 2005 (the "Record Date") will be entitled to vote at the Meeting and at any adjournment thereof. Members who have tendered all or a portion of their Interests in the Company before the Record Date but before the next valuation date are still entitled to vote their Interests in the Company. On the Record Date there were [ ] Interests of the Company outstanding.

      QUORUM AND EFFECT OF ABSTENSIONS AND BROKER NON-VOTES. The presence in person or by proxy of the holders of at least a majority of all of the votes that the Company's members are entitled to cast at the Meeting will constitute a quorum. Members do not have cumulative voting rights. Abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Interests on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Interests that are present at the Meeting but which have not been voted. Abstentions and broker "non-votes" will have no effect on the election of Directors since Directors are elected by plurality.

      In the event that a quorum is not present at the Meeting or at any adjournment thereof, or in the event that a quorum is present at the Meeting but the Company does not receive sufficient votes to approve any of the proposals, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Interests affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies, in which they are entitled to vote FOR any of the proposals in favor of such adjournments, and will vote those proxies required to be voted AGAINST all proposals against any such adjournments.

      OTHER MEMBER INFORMATION. Mercantile's indirect parent company, MBC is a financial holding company regulated by the Federal Reserve under the Bank Holding Company Act. MBC was the organizational member of the Company and invested $25 million in the Company. As of the Record Date, MBC held [ ]% of the ownership interests in the Company. MBC has informed that Company that it will vote its ownership interests in the Company for or against each proposal in the same proportion as the votes cast by the Company's other members.

      Mercantile's parent company, Mercantile-Safe Deposit & Trust Company ("MSD&T"), may be deemed to be the beneficial owner, for purposes of the federal securities laws, because MSD&T possesses sole or shared voting power for such ownership interests in the Company. As of the Record Date, MSD&T may vote up to [xx.xx]% of such ownership interests in the Company. MSD&T does not, however, have any economic interest in such shares, which are held solely for the benefit of its customers. MSD&T has notified the Company that it will waive its right to vote these ownership interests and forward the proxy directly to its customers, except in cases where MSD&T is the sole trustee of the customer's ownership interests. MSD&T has advised the Company that it intends to vote the ownership interests in the Company over which it has retained voting power in a manner that is consistent with its fiduciary responsibilities.

      The name, address and share ownership of each other person who may have possessed sole or shared voting or investment power with respect to more than 5% of the outstanding Interests of the

Company on the Record Date was as follows:

------------------------------------- ------------------- --------------------
Name and Address                      Amount of           Percentage Owned
                                      Interests Owned
------------------------------------- ------------------- --------------------
------------------------------------- ------------------- --------------------
                                      $                   %
------------------------------------- ------------------- --------------------

      For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Under this definition, MBC and MSD&T may be deemed to be controlling persons of the Company. The Company has been advised by MBC and MSD&T, that subject to MSD&T's fiduciary responsibilities, MBC and MSD&T intend to vote the Interests over which they have voting power FOR and AGAINST each proposal presented at the Meeting in the same proportions as the total votes that are cast FOR and AGAINST the proposal by other members of the Company.

ADDITIONAL INFORMATION

      OFFICERS OF THE COMPANY. Officers are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Company's officers who are not Directors.

---------------------------------------------------------------------------------------------------------------
Name and Age               Position Held  Length of                   Principal Occupation(s)
                                          Time
                            with Company    Served                      During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Kevin A. McCreadie         President      Since        Executive Vice President of the Company from 2003 to
Age: 46                                   2004         March 2004. President, Mercantile since 2004; Chief
                                                       Investment Officer, Mercantile  and MSD&T since
                                                       2002; Partner,  Brown Investment Advisory & Trust
                                                       Company from 1999 to 2002.
---------------------------------------------------------------------------------------------------------------
Cornelia H. McKenna        Vice President Since 2002   Vice President, Mercantile and MSD&T.
Age: 38
---------------------------------------------------------------------------------------------------------------
Edward J. Veilleux         Assistant      Since 2004   President, EJV Financial Services (consulting) since
Age: 61                    Vice                        2002; Director, Deutsche Asset Management ("DeAM") from
                           President and               1987 to 2002.
                           Chief
                           Compliance
                           Officer
---------------------------------------------------------------------------------------------------------------
Scott J. Liotta            Treasurer      Since 2005   Vice President, MSD&T since 2003; Vice President,
Age: 40                                                ProFund Advisors LLC from 1999 to 2002.
---------------------------------------------------------------------------------------------------------------
Jennifer E. Vollmer        Secretary      Since 2002   Counsel and Vice President, Mercantile and MSD&T since
Age: 33                                                2001; Associate, DeAM from 1999 to 2001.
---------------------------------------------------------------------------------------------------------------
Savonne L. Ferguson        Assistant      Since 2004   Assistant Vice President, Mercantile and MSD&T since
Age: 31                    Secretary                   2002; Associate (2002), DeAM  from 1999 to 2002.
---------------------------------------------------------------------------------------------------------------

         The officers of the Company receive no compensation directly from the Company for performing the duties of their offices, except Mr. Edward Veilleux who received $4,746.91 for the fiscal year ended March 31, 2005 and reimbursement of expenses incurred for services as the Company's Chief Compliance Officer.

      PLACEMENT AGENT. Mercantile Investment Services, Inc. serves as the placement agent to the Company and has principal offices at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110.

OTHER MATTERS

      The Company does not hold annual meetings of members except to the extent that such meetings may be required under the 1940 Act or state law. Members who wish to submit proposals for inclusion in the Proxy Statement for a subsequent member meeting should send their written proposals to the Company's Secretary at its principal office within a reasonable time before such meeting.

      No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of members arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Company.

Dated: September 1, 2005

      Members who do not expect to be present at the meeting and who wish to have their interests voted are requested to complete the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States.

                                    EXHIBIT 1

                   NOMINATING & COMPENSATION COMMITTEE CHARTER

A.    Membership and Qualifications

         The Committee shall be composed of two or more directors as determined by the Board of Directors of the Company (the "Board"). The Board may replace members of the Committee for any reason.

      No member of the Committee shall be an "interested person" of the Company, as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Independent Directors"), nor shall any member receive any compensation from the Company except compensation for service as a member of the Board or its committees.

B.    Responsibilities

      The Committee shall have the following responsibilities:

      (1) If deemed appropriate, to adopt from time to time specific minimum qualifications that it believes individuals must meet before being considered as candidates for election as directors.

      (2) To comply with any rules adopted from time to time by the United States Securities and Exchange Commission regarding investment company nominating and compensation committees, the nomination of individuals to be considered as candidates for election as directors, and the compensation of members of Company Boards and their committees.

      (3) To consider candidates from any source deemed appropriate by the Committee, including: (a) the Company's current directors, (b) the Company's officers, and (c) the Company's stockholders. The Committee will not consider self-nominated candidates. The Committee may, but is not required to, retain a third party search firm to identify potential candidates.

      (4) To review and evaluate the qualifications of all individuals identified as potential candidates for election as directors and the independence of such individuals being considered for election as Independent Directors and to recommend to the incumbent Independent Directors and to the Board individuals for election as directors. In this regard, the Committee shall make recommendations regarding:

            (a) the slates of nominees proposed by the Board for election at meetings of stockholders; and

            (b)   individuals  to  fill   vacancies  on  the  Board   (including
     vacancies created by an increase in the size of the Board) as necessary.

      (5) To consider and nominate candidates for the various committees of the Board and to make recommendations regarding potential chairpersons of such committees. In determining the candidates' qualifications for committee membership, the Committee may consider all factors it deems relevant to fulfill the duties of membership.

      (6) To review and evaluate periodically the functioning and composition of the Board and each of its committees.

      (7) To consider and evaluate at least annually the directors' and officers' liability and errors and omissions insurance coverage maintained by the Company.

      (8) To review at least annually the compensation payable to the Independent Directors and to all other directors.

      (9) To review at least annually the compensation payable to the Company's officers, including the Chief Compliance Officer.

      (10) To review at least annually the compensation payable to any advisers to the Board and each of its committees and to any advisers to the Independent Directors.

      (11) To make recommendations to the Board regarding matters relating to compensation, including deferred compensation plans and retirement plans and policies for the directors.

      (12) To monitor any and all retirement plans and policies and deferred compensation plans and recommend changes to such plans and policies as appropriate.

      (13) To consider and oversee the retention of independent legal counsel to the directors and recommend such counsel to the Independent Directors.

      (14) To investigate and report on any other matter brought to its attention within the scope of its duties.

      (15) To perform such other duties as are consistent with the Committee's purposes or that are assigned to it by the Board.

      (16) To report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

      (17) To review and reassess at least annually the adequacy of this Charter and recommend any proposed changes to the Board for approval.

C.    Criteria for Director Candidates

      The Committee shall nominate candidates for new or vacant Board positions based on its evaluation of which candidates are most qualified to serve and protect the interests of the Company's stockholders and to promote the effective operations of the Board. In considering a candidate, the Committee may consider a variety of factors, including whether the candidate:

      (1)   is of the highest character and integrity;

      (2)   has a distinguished record in his or her primary career;

      (3) has substantial experience and breadth of knowledge which is of relevance to the Company, particularly relating to finance and accounting, securities law, the workings of the securities markets, or investment management;

      (4) has sufficient time available to devote to the affairs of the Company in order to fulfill his or her duties and responsibilities, including service on Board committees;

      (5) is committed to working collaboratively with other members of the Board in promoting the best long-term interests of stockholders;

      (6)   qualifies as an Independent Director; and

      (7) is free of any conflicts of interest that would interfere with the proper performance of his or her duties as a director.

      The Nominating Committee may consider such other factors it deems relevant in light of the existing composition of the Board and any anticipated vacancies.

D.    Meetings and Procedures

      (1) Meetings. The Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this Charter, but not less frequently than annually. Meetings may be called, if the Committee selects a Chair of the Committee, by the Chair, or by a majority of the Committee members. Meetings shall be chaired by the Chair of the Committee or, in the Chair's absence, by a member chosen by the Committee. Meetings may be conducted with members present in person or by telephone or other communications facilities which permit all persons participating in the meeting to hear or communicate with each other simultaneously. When deemed necessary or desirable by the Committee or its Chair, Committee actions may be taken by unanimous written consent. The Committee, or its Chair in consultation with other Committee members, shall set the agendas and places and times of meetings consistent with this Charter. The Committee may meet on its own or in conjunction with meetings of the Board.

      (2) Quorum. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The members of the Committee present at any meeting, whether or not they constitute a quorum, may appoint a director to act in the place of an absent member.

      (3) Minutes. The Committee shall prepare and maintain minutes of its meetings and provide documentation of decisions made outside of meetings by delegated authority.

      (4)   Subcommittees.    The    Committee   may   delegate   any   of   its
responsibilities  to  one  or  more  subcommittees   (including  a  subcommittee
comprised of a single member) when it deems appropriate.

      (5) Advisers. The Committee shall have the authority, to the extent it deems necessary or appropriate and without seeking approval of the Board, to retain special legal and other advisers. The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to any advisers retained by the Committee.

 Adopted: October 28, 2002
Amended:  February 19, 2004, August 11, 2005

                                    EXHIBIT 2

      If Proposal No. 2 is approved by the members, the following changes will be made to the Company's investment objective and fundamental investment restrictions. (Underlined text indicates text that will be added and text in brackets indicates text that will be deleted.)

Proposed Modification to Investment Objective

Proposed Modification to Investment Objective

The Company will seek to achieve equity-like capital appreciation while attempting to limit risk through the use of a multi-strategy, multi-manager, diversified investment philosophy. It will pursue this objective by investing its assets in investment strategies that have either a low correlation with the equity and fixed income markets, or which, when balanced with other strategies, lower the correlation of the Company's total performance to the equity and fixed income markets.

The Company will allocate its assets among a group of typically 15 to 20 investment managers ("Investment Managers"), selected based on their experience and expertise in a particular investment strategy or investment strategies. The assets of the Company will be allocated among different investment strategies by investing in private investment partnerships or other entities pursuant to investment advisory agreements with different Investment Managers (such other entities or partnerships are referred to as "Investment Funds"), or through
                                                                   -------------
investing  all or  substantially  all of the  Company's  investable  assets in a
--------------------------------------------------------------------------------
master fund which has the same investment objectives as the Company as part of a
--------------------------------------------------------------------------------
master-feeder  fund  structure.  The primary focus of the Company will be hedged
------------------------------
equity strategies though there may also be investments in debt and other instruments. Investments may include long and short equity strategies that encompass general, sector specific, international, emerging markets, and short-biased strategies. In addition to hedged equity, the Company may also invest in opportunistic hedge funds that utilize distressed and event driven strategies. While leverage may be used by any of the Investment Managers, no additional leverage will be applied by the Company. Because Investment Funds following alternative investment strategies (whether hedged or not) are often described as "hedge funds," the Company's investment program can be broadly referred to as a fund of hedge funds.

Proposed Modifications to Fundamental Investment Restrictions

      1. The Company will not invest 25% or more of the value of its total assets in the securities, other than U.S. Government securities or other cash equivalents, of issuers engaged in any single industry. For purposes of this restriction, the Company's investments (i) in a
                                                                        --------
            master fund that has substantially  the same investment  objectives,
            --------------------------------------------------------------------
            policies  and  restrictions  as the  Company  and (ii)  directly  or
            --------------------------------------------------------------------
            indirectly,  in the  Investment Funds [is] are not  deemed  to be an
            -------------------
            investment in a single industry.

      2. The Company will not issue senior securities representing stock, except that, to the extent permitted by the 1940 Act, (a) the Company may borrow money from banks, brokers and other lenders, to finance portfolio transactions and engage in other transactions involving the issuance by the Company of "senior securities" representing indebtedness, (b) the Company may borrow money from banks for cash management purposes, temporary or emergency purposes or [in connection with repurchases of, or tenders for, Interests] to
                                                                              --
            fulfill  repurchase  requests,  and (c) the  Company  may enter into
            -----------------------------
            derivative transactions, such as total return swaps or options in accordance with the 1940 Act and the interpretations of that Act.

      3 The Company will not underwrite securities of other issuers, except insofar as the Company may be deemed an underwriter under the 1933 Act, in connection with the disposition of its portfolio securities.

      4. The Company will not make loans of money or securities to other persons, except through purchasing fixed income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Company's investment policies.

      5. The Company will not purchase or sell commodities or commodity contracts, nor will it sell futures or options on commodities.

      6. The Company will not purchase, hold or deal in real estate, except that it may invest in securities that are secured by real estate or that are issued by companies or Investment Funds that invest or deal in real estate.

      The Company's  investment  policies and  restrictions  do not apply to the
      --------------------------------------------------------------------------
activities and  transactions of the Investment  Funds in which the assets of the
--------------------------------------------------------------------------------
Company are invested indirectly through a master fund. These investment policies
--------------------------------------------------------------------------------
and restrictions  will apply to investments made by the Company directly (or any
--------------------------------------------------------------------------------
account consisting solely of Company assets). As a matter of fundamental policy,
--------------------------------------------------------------------------------
the Company  shall not invest in a master fund unless it has  substantially  the
--------------------------------------------------------------------------------
same investment objective, policies and restrictions as the Company.
--------------------------------------------------------------------------------

                                    EXHIBIT 3

                             AUDIT COMMITTEE CHARTER

I.    Audit Committee Membership and Qualifications

      The Audit Committee shall consist of at least two members appointed by the Board. The Board may replace members of the Audit Committee for any reason.

      No member of the Audit Committee shall be an "interested person" of a Company, as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), nor shall any member receive any compensation from a Company except compensation for service as a member of a Company's Board of Directors ("Board") or a committee of the Board.

      The Board shall determine annually whether any member of the Audit Committee is an "audit committee financial expert" as defined in Item 3 of Form N-CSR.

II.   Purposes of the Audit Committee

      The purposes of the Audit Committee are:

      (a) to oversee the accounting and financial reporting processes of a Company and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

      (b) to oversee the quality and integrity of a Company's financial statements and the independent audit thereof;

      (c) to oversee, or, as appropriate, assist Board oversight of, a Company's compliance with legal and regulatory requirements that relate to a Company's accounting and financial reporting, internal control over financial reporting and independent audits;

      (d) to approve prior to appointment the engagement of a Company's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of a Company's independent auditors; and

      (e) to act as a liaison between a Company's independent auditors and the full Board.

      The independent auditors for a Company shall report directly to the Audit Committee.

III.  Duties and Powers of the Audit Committee

      To carry out its purposes, the Audit Committee shall have the following duties and powers:

      (a) to approve prior to appointment the engagement of auditors to annually audit and provide their opinion on a Company's financial statements, to recommend to those Board members who are not "interested persons" (as the term is defined in Section 2(a)(19) of the 1940 Act) the selection, retention or termination of a Company's independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors.

      (b) to approve prior to appointment the engagement of the auditor to provide other audit services to a Company or to provide non-audit services to a Company, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser ("adviser affiliate") that provides ongoing services to a Company, if the engagement relates directly to the operations and financial reporting of a Company;

      (c) to develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of a Company's auditors to provide any of the services described in (b) above;

      (d) to consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

      (e) to consider whether the non-audit services provided by a Company's auditor to a Company's investment adviser or any adviser affiliate that provides ongoing services to a Company, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor's independence;

      (f) to review the arrangements for and scope of the annual audit and any special audits;

      (g) to review and approve the fees proposed to be charged to a Company by the auditors for each audit and non-audit service;

      (h) to consider information and comments from the auditors with respect to a Company's accounting and financial reporting (including a Company's critical accounting policies and practices), to consider management's responses to any such comments and, to the extent the Audit Committee deems necessary or appropriate, to promote improvements in the quality of a Company's accounting and financial reporting;

      (i) to consider information and comments from the auditors with respect to, and meet with the auditors to discuss any matters of concern relating to, a Company's financial statements, including any adjustments to such statements recommended by the auditors, and to review the auditors' opinion on a Company's financial statements;

      (j)   to  resolve   disagreements  between  management  and  the  auditors
            regarding financial reporting;

      (k) to review with a Company's principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in a Company's internal control over financial reporting;

      (l) to review the procedures of the service providers to a Company and provide for appropriate reports to this Committee regarding the receipt, retention and treatment of complaints received by or on behalf of a Company relating to a Company's accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of a Company, its investment adviser, administrator, principal underwriter, or any other service provider of accounting related services to a Company of concerns about a Company's accounting or auditing matters and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty related to a Company;

      (m)   to  investigate  or  initiate  any   investigation   of  reports  of
            improprieties or suspected improprieties in connection with a Company's accounting or financial reporting;

      (n) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

      (o) to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

      The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Audit Committee members, at the expense of a Company, as appropriate.

      The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

IV.   Role and Responsibilities of the Audit Committee

      The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor's responsibility to plan and carry out a proper audit. Specifically, a Company's management is responsible for: (1) the preparation, presentation and integrity of a Company's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of a Company's service providers, including the auditors.

      Although  the  Audit   Committee  is  expected  to  take  a  detached  and
questioning approach to the matters that come before it, the review of a Company's financial statements by the Audit Committee is not an audit, nor does the Committee's review substitute for the responsibilities of a Company's management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of a Company and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

      In discharging their duties the members of the Audit Committee are entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of a Company whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the director is not a member.

V.    Operations of the Audit Committee

      (a) The Audit Committee shall meet at least annually and as necessary to accomplish its purpose and duties. The Audit Committee is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof.

      (b) The Audit Committee shall ordinarily meet in person; however, members may attend telephonically or by other communications facilities which permit all persons participating in the meeting to hear or communicate with each other simultaneously, and the Committee may act by written consent, to the extent permitted by law and by a Company's Limited Liability Agreement.

      (c) The Audit Committee shall have the authority to meet privately and to admit non-members individually by invitation.

      (d)   The Audit  Committee  shall  regularly  meet, in separate  executive sessions, with representatives of a Company's management and a Company's independent auditors. The Committee may also request to meet with internal legal counsel and compliance personnel of a Company's investment adviser and with entities that provide significant accounting or administrative services to a Company to discuss matters relating to a Company's accounting and compliance as well as other Company-related matters.

      (e) The Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

      (f) The Audit Committee may select one of its members to be the chair and may select a vice chair.

      (g) A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee. The members of the Committee present at any meeting, whether or not they constitute a quorum, may appoint a director to act in the place of an absent member.

      (h) The Board shall adopt and approve this Charter and may amend it on the Board's own motion. The Audit Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.


Adopted: May 20, 2004
Amended: August 11, 2005

                                      PROXY

                    Carefully fold & detach along perforation
--------------------------------------------------------------------------------

                     MERCANTILE LONG-SHORT MANAGER FUND LLC

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS of Mercantile Long-Short Manager Fund LLC, (the "Company") for use at a Special Meeting (the "Meeting") of Members to be held on October 7, 2005, at 9:00 a.m. Eastern Time, at the offices of Mercantile Capital Advisors, Inc., the Company's investment advisor, 12th Floor, Two Hopkins Plaza, Baltimore, Maryland 21201.

      The undersigned hereby appoints Scott J. Liotta and Cornelia H. McKenna and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all Interests the percentage of ownership interests in the Company held of record by the undersigned on August 15, 2005, the record date for the Meeting, upon the following matter:

1.    To elect Directors to the Company:

         J. R. Murphy        T. L. Owsley      L.W. Matthews
         D. H. Miller        E. D. Miller      G. R. Packard

[_] For all nominees listed above (except as marked to the contrary below).

[_] Withhold authority to vote for all nominees listed below Instruction: To withhold authority to vote for any individual nominee(s), Write the name(s) of the nominee(s) on the line below:

--------------------------------------------------------------------------------

2. Approval of (i) the Conversion of the Company into a Feeder Fund as Part of the Proposed Master-Feeder Structure and (ii) the Modification of the Fundamental Investment Restrictions and Investment Objective of the Company to Permit the Implementation of the Proposed Master-Feeder Structure:

   /_/  For Proposal 2       /_/ Against Proposal 2    /_/ Abstain on Proposal 2

3. Approval of Reclassification of the Investment Objective of the Company as Non-Fundamental

   /_/  For Proposal 3       /_/ Against Proposal 3    /_/ Abstain on Proposal 3

4.    Approval of Independent Accountant for the Company

   /_/  For Proposal 4       /_/ Against Proposal 4    /_/ Abstain on Proposal 4

Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.



PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

Date __________________ Signature ______________________________________________

                             Print Name_________________________________________

Date __________________ Signature (Joint Owners) _______________________________

                             Print Name_________________________________________


Please sign exactly as name appears hereon. When limited liability interests are held by joint tenants, both tenants should sign. When signing as attorney or executor, administrator, trustee or guardian please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                               [MIWM Letterhead]

September __, 2005

Client Name
Client Address
City, State Zip

         Re:      Proxy Vote for the Mercantile Long-Short Manager Fund LLC

Dear [Client]:

      We are writing to inform you of important information relating to your investment in Mercantile Long-Short Manager Fund LLC (the "Company").

      On August 11, 2005, the Company's Board of Directors unanimously approved a restructuring plan that would cause the Company to invest in what is known as a master-feeder structure (the "Proposed Structure"). Under the Proposed Structure, the Company would become one of two "feeder funds," which invest substantially all of their assets in a newly formed "master fund," which would in turn invest all of its assets in accordance with the same investment objectives and restrictions as the Company currently follows. Implementing the Proposed Structure requires the members of the Company to approve the Proposed Structure itself as well as certain changes to the Company's investment objectives and fundamental investment restrictions.

      As you know, Mercantile Investment & Wealth Management currently has a proxy from you to vote your interest in the Company. Mercantile Investment & Wealth Management has made the determination to waive its right to vote the proxy with respect to your interest so that you can directly vote to approve or disapprove the implementation of the Proposed Structure. We are therefore providing you with the proxy, which also includes Proposals relating to the election of Directors of the Company and the approval of a new auditor. You are asked to vote on all Proposals in the proxy. The Company's Board of Directors recommends that you vote to approve each Proposal. Enclosed are the Notice of the Special Meeting of Members and Proxy Statement dated September 1, 2005. Please read these documents carefully.

      There are potential benefits and risks involved with implementing the restructuring plan and operating the Company as part of the Proposed Structure. The objective of the Proposed Structure is to attract additional capital to be invested by the master fund which could lead to certain cost efficiencies as well as additional investment opportunities for the Company and the Company's members. Additional investors, however, could dilute the Company's voting power in the master fund. There is also uncertainty with respect to a patent application filed by another unrelated fund which may apply to certain features of the Proposed Structure. The potential benefits and risks of the restructuring plan are more fully described in the enclosed Proxy Statement.

      If you have concerns about the Proposed Structure and no longer wish to be an investor in the Company, you will have the opportunity to sell part or all of your membership interest through the Company's regular semiannual tender offer that will commence on September 1, 2005 and last until the end of September. You should contact your client adviser if you wish to tender your interest.

      A proxy card is enclosed for you to vote the percentage of ownership interests that you have in the Company. If you return a properly executed proxy to the Company, the Company will vote the interest represented by the proxy at the meeting in accordance with its stated instructions as described in the Proxy Statement.

      YOUR VOTE IS IMPORTANT. We urge you to fill in, sign and promptly return the enclosed proxy card by September 30, 2005 so that the Company can hold the Special Meeting of Members on October 7, 2005 and vote the maximum amount of limited liability interests. In order to avoid the additional expense of a second solicitation, we urge you to complete, sign and return promptly the enclosed proxy card regardless of whether you plan on attending the meeting. The enclosed addressed envelope requires no postage and is supplied for your convenience.

      Neither Mercantile Capital Advisors, Inc. nor MSD&T is making any recommendation to any member as to whether to vote for or against any Proposal. You must make your own decision whether to vote for or against each Proposal.

      Please contact me at (410) xxx-xxxx if you have any questions relating to the above.


                                   Sincerely,


                                   [Client Advisor]
                                   [Title]

                             Questions and Answers

1. What is the planned restructuring of Mercantile Long-Short Manager Fund LLC (the "Company")?

Under the restructuring plan, the Company would become what is known as a "feeder fund" and invest substantially all of its assets into a new entity, called a "master fund." The master fund will in turn invest all of its assets, including the Company's investment, in the same types of investment funds in which the Company currently owns interests directly.

In addition, the restructuring contemplates the creation of a new feeder fund for tax-exempt investors that would invest its assets alongside the Company in the master fund. The Company, the tax-exempt feeder fund and the master fund form, together, the "Proposed Structure."

2.    How is the Proposed Structure different than the current structure?

The Company currently invests its assets directly into investment funds managed by third parties. As part of the Proposed Structure, the Company would, through its investment in the master fund, indirectly own interests in the investment funds, rather than holding those investments directly. In addition, unlike the current structure, the Proposed Structure is designed to attract tax-exempt investors.

3. If the master fund will make the same kinds of investments that the Company already makes, what are the benefits of the Proposed Structure?

The objective of the Proposed Structure is to attract additional investors, including tax-exempt investors such as pension funds, endowments and foundations. This should increase the investable assets of the master fund, leading to two primary benefits--economies of scale and portfolio diversification. Economies of scale would result from relatively fixed costs being spread across a larger asset base, thereby lowering the expense ratio for all investors in the master fund, including the Company and its members. Additionally, new inflows of investable assets may allow the Company to access certain investment opportunities, such as those with high investment minimums, in which it can not currently participate.

4.    Are there risks associated with implementing the restructuring plan?

Yes, there is no guarantee that the Proposed Structure will attract more investable assets or that the benefits described above will be achieved. In addition, if the tax-exempt feeder fund (or any feeder fund to be created in the future) grows to be much larger than the Company it could harm the Company by, for example, exercising greater voting power over the master fund and its portfolio.

Also, Man-Glenwood Lexington TEI, LLC, a fund managed by another asset management firm, recently disclosed that it has filed a patent application with respect to a structure identical to the portion of the Proposed Structure related to the tax-exempt feeder fund. Because the patent application is not publicly available, the Company has not been able to evaluate the merits of this application. As a result, it is unclear at this time what aspects of the Proposed Structure are covered by the application, if or when a patent might be granted to Man-Glenwood or whether the Proposed Structure would infringe on the patent if such a patent is issued.

5. What would happen if it turns out that the Proposed Structure infringes any future Man-Glenwood patent?

If the Man-Glenwood patent is granted and the Proposed Structure violates the patent, a number of alternatives will need to be evaluated by the Company at that time. For example, the master fund may negotiate a license that would allow the Proposed Structure to continue as currently contemplated. However, in that event, any licensing fees and other costs and expenses associated with a license would be passed on to the investors in the master fund, including the Company and its members. If the Company determines not to enter into a license agreement, the Board of Directors would at that time determine how to modify, or take other action with respect to, the Proposed Structure that would be in the best interests of members, including a complete or partial unwinding of the Proposed Structure. Members of the Company who purchased their interests before the Proposed Structure is implemented would not bear routine transaction fees associated with such modification or other action, but would be responsible for all other costs and expenses incurred in implementing the modification or other action, such as those relating to any litigation, taxes or redemption fees imposed by the underlying hedge fund investments.

6. How will the fees paid by the Company after the restructuring compare to its current fees?

If the Proposed Structure is implemented, the Board believes the Company's fees and expenses would stay the same or decrease. In addition, the Manager of the Company would agree to cap the Company's ordinary operating expenses over the next two years so that annualized ordinary operating expenses paid during that period would not exceed the annualized ordinary operating expenses of the Company immediately prior to the implementation of the Proposed Structure. If the Proposed Structure is not implemented, the Company's expenses will likely increase because the Manager of the Company cannot assure that it will continue its current voluntary waiver of certain fees and expense reimbursement.

7. Why am I being asked to vote whether or not to change the Company's investment objectives and restrictions?

Amending the Company's investment objectives and restrictions is a technical requirement to implementing the Proposed Structure. The proposed amendments would permit the Company to become a feeder fund in a master-feeder structure.

8.    What does it mean to make the objective non-fundamental?

Currently the Company's investment objective is designated as "fundamental", meaning that it can not be changed without approval of the members of the Company. You are being asked approve the change of designation of the investment objective so that it would become "non-fundamental", meaning that it could be changed by the Board of Directors without member approval. This change is intended to give the Board of Directors flexibility to, among other things, modify the Proposed Structure if it thinks such modifications are in the best interest of investors.

9. Will the other Mercantile funds (Mercantile Absolute Return Fund LLC and Mercantile Alternative Strategies Fund LLC) restructure as well?

An identical restructuring is being proposed for each of Mercantile Absolute Return Fund and Mercantile Alternative Strategies Fund. You should receive a separate set of proxy materials for each Mercantile fund of which you are a member.

10. Mercantile normally completes proxies on my behalf; why is it not in this instance?

Under normal circumstances, Mercantile would complete a proxy on your behalf regarding the operations or management of the Company. However, because of certain risks attached to the Proposed Structure, we believe you should have the opportunity to vote directly to approve or disapprove the Proposed Structure.

11.   Should I approve the Proposed Structure?

We cannot make a recommendation either way. The Company's Board of Directors recommends that you vote to approve the Proposed Structure. You must make your own decision whether to approve or disapprove of the Proposed Structure.

12. I noticed there are other proposals on the proxy in addition to the restructuring; am I supposed to vote on those too?

Yes, in addition to voting on the Proposed Structure, members are being asked to approve or disapprove nominees to the Company's Board of Directors as well a new auditor to the Company. The Board recommends that these proposals be approved.

13. Does Mercantile's parent company, Mercantile Bankshares Corporation, still have an ownership interest in the Company? If so, how is it voting?

Yes, Mercantile Bankshares Corporation still owns an interest in the Company which it is entitled to vote. It has agreed to vote its interests for or against each proposal in the same proportion as the votes cast by the other members of the Company.

14. Will I have an opportunity to sell my interest if I no longer wish to remain an investor?

If you want to sell any or all of your interest in the Company, you may do so through the Company's regular semiannual tender offer which will commence on September 1, 2005 and last until the end of September. You should contact your client adviser if they wish to tender interests.

15.   Why should I bother to vote?

Every vote is important. If numerous members fail to vote, the Company may not receive enough votes to go forward with the meeting. If this happens, the Company will need to solicit votes again. Your vote is needed to ensure that the proposals, including the implementation of the Proposed Structure, can be acted upon.